UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/27/2009

API Nanotronics Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29429

DE	510388133
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

API Nanotronics Corp.
2300 Yonge Street
Suite 1710
Toronto, Ontario, Canada                    M4P 1E4
(Address of principal executive offices, including zip code)

(416) 593-6543
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2009, API Nanotronics Corp. filed with the Secretary of State of Delaware a Certificate of Correction of Certificate of Amendment of Incorporation (the "Certificate of Correction") to correct an error in the number of authorized shares listed from 1,000,000,001 to 100,000,001 and the authorized shares of common stock from 1,000,000,000 to 100,000,000.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API Nanotronics Corp.

Date: March 05, 2009	By:	/s/ Stephen Pudles
Stephen Pudles
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-3.(i).	Text of corrrection to Certificate of Amendment of Certificate of Incorporation